UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

Laser Photonics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 Technology Park
Lake Mary, FL	32746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LASE	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 20, 2026, after review and recommendation of the Audit Committee of the Board of Directors of the registrant (the “Company”), the Company appointed Rosenfield & Company, PLLC (“Rosenfield”) to replace Weinberg & Company, P.A. (“Weinberg & Company”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2026.

In connection with Weinberg & Company’s audit during the year ended December 31, 2025 and through the date of the Audit Committee’s action appointing Rosenfield, there were no (i) disagreements with Weinberg & Company on any matter of accounting principles or practices, financial statement disclosures or procedures, which disagreements if not resolved to Weinberg & Company’s satisfaction would have caused Weinberg & Company to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements and review of the Company’s consolidated financial statements, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s appointment of Rosenfield, the Company did not consult with Rosenfield regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by Rosenfield that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Weinberg & Company’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2025, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

The Company, on July 23, 2026, has provided Weinberg & Company with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Weinberg & Company furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. The letter Weinberg & Company agreeing with the statements made in response to Item 304(a) is set forth in Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

  (d)   Exhibits

16.1	Letter from Weinberg & Company, P.A. to the SEC dated July 24, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2026	LASER PHOTONICS CORPORATION

	By:	/s/ Ann Tewari
Ann Tewari
Interim President

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